UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

BRAIN SCIENTIFIC INC.

(Exact name of registrant as specified in its charter)

Nevada	333-209325	81-0876714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices)

(917) 388-1578

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Change of Independent registered Public Accounting Firm

On December 1, 2021, Brain Scientfic Inc. (the “Company”) changed auditors from Sadler, Gibb & Associates LLC (“Sadler Gibb”).

Sadler Gibb’s audit report on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 contained a going concern qualification. During the fiscal years ended December 31, 2020, and 2019, and the subsequent interim period through September 30, 2021, there were (i) no disagreements with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sadler Gibb, would have caused Sadler Gibb to make reference to the subject matter of the disagreement in connection with its reports; (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Sadler Gibb a copy of the disclosures in this Form 8-K and has requested that Sadler Gibb furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of such letter, which is dated December 1, 2021, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent registered Public Accounting Firm

Effective December 1, 2021, the Company engaged Accell Audit and Compliance PA (“Accell”) as the Company’s new independent registered public accounting firm. Accell served as the auditor of Piezo Motion Corp. since 2018. Piezo Motion Corp. merged with the Company as of October 1, 2021. The decision to engage Accell was approved by the Company’s Board of Directors.

During the fiscal years ended December 31, 2020, and 2019, and the subsequent interim period through September 30, 2021, neither the Company nor anyone on its behalf has consulted with Accell regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1*	Letter from Sadler, Gibb & Associates LLC, dated December 2, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAIN SCIENTIFIC INC.

Dated: December 2, 2021	By:	/s/ Hassan Kotob
Hassan Kotob Chief Executive Officer

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